UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 9, 2019 (May 8, 2019)

Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.

FIRST INDUSTRIAL, L.P.

(Exact name of registrant as specified in its charter)

First Industrial Realty Trust, Inc.:

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Industrial, L.P.:

Delaware	333-21873	36-3924586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 North Wacker Drive, Suite 4200

Chicago, Illinois 60606

(Address of principal executive offices, zip code)

(312) 344-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
First Industrial Realty Trust, Inc.	Common Stock	FR	NYSE

Item 5.07:	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 8, 2019. Of the 126,491,954 shares of common stock outstanding and entitled to vote on the March 15, 2019 record date for the Annual Meeting, a total of 117,796,230 shares of common stock were represented in person or by proxy. Results of votes with respect to proposals submitted at the Annual Meeting are as follows:

a.

To elect the eight directors listed below to the Board of Directors to serve until the 2020 annual meeting of stockholders, and until their successors are duly elected and qualified. The Company’s stockholders voted to elect the eight nominees to serve as directors. Votes recorded, by nominee, were as follows:

NOMINEE	For	Against	Abstain
Peter E. Baccile	111,637,970	488,839	90,467
Matthew S. Dominski	110,994,232	1,131,778	91,266
Bruce W. Duncan	109,126,649	2,886,860	203,767
H. Patrick Hackett, Jr.	110,947,801	1,178,587	90,888
Denise A. Olsen	111,954,257	176,851	86,168
John Rau	109,297,754	2,828,522	91,000
L. Peter Sharpe	111,429,424	699,441	88,411
W. Ed Tyler	111,122,868	1,006,047	88,161

There were 5,578,954 broker non-votes with respect to each nominee.

b.

To approve, on an advisory (i.e. non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting. The Company’s stockholders voted to approve this proposal with 108,155,433 votes “For” and 3,910,626 votes “Against”. There were 151,217 abstentions and 5,578,954 broker non-votes with respect to such proposal.

c.

To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The Company’s stockholders voted to approve this proposal with 115,989,386 votes “For” and 1,689,673 votes “Against”. There were 117,171 abstentions and no broker non-votes with respect to such proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ Daniel J. Hemmer
Daniel J. Hemmer
General Counsel

FIRST INDUSTRIAL, L.P.

By:	First Industrial Realty Trust, Inc., its general partner

By:	/s/ Daniel J. Hemmer
Daniel J. Hemmer
General Counsel

Date: May 9, 2019